UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

EMERGING VISION, INC.
(Exact name of Registrant as specified in its charter)

New York	001-14128	11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 8th Avenue
                New York, New York 10018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:                  (646) 737-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Annual Meeting of Shareholders of Emerging Vision, Inc., originally scheduled to be held on November 9, 2010 at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554 at 10:00 a.m., has been adjourned in accordance with our Amended and Restated By-Laws.  The date, time and place of the adjourned meeting is as follows:

Date:	November 12, 2010
Time:	10:00 a.m.
Place:	Certilman Balin Adler & Hyman, LLP 90 Merrick Avenue East Meadow, New York 11554

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

Date: November 9, 2010	By:	/s/ Brian P. Alessi
Brian P. Alessi
Chief Financial Officer